UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 4, 2016
Date of report (date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant of the registrant under any of the following circumstances:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 4, 2016, the Board of Directors of Evolent Health, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-laws, effective immediately, to delete the following provision from Article XII, Section 12.01 thereof:
“Litigation Costs. Except to the extent prohibited by the DGCL, and unless the Board of Directors or one of its committees otherwise approves in accordance with Section 141 of the DGCL, the Certificate and these By-laws, in the event that any person or entity (a “Claiming Party”) (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate or the By-laws, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate or the By-laws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”), and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party shall be obligated to reimburse the Corporation and any such director, officer or other employee for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the Corporation or any such director, officer or other employee actually incurs in connection with the Covered Proceeding. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.”
A copy of the Company’s Amended and Restated By-laws reflecting such amendment is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished with this Form 8-K

Exhibit
Number	Description
3.1	Amended and Restated By-laws of Evolent Health, Inc., effective May 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel

Dated: May 6, 2016